UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01528

Bruce Fund, Inc.

(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414 Chicago, IL 60606

(Address of principal executive offices) (Zip code)

R. Jeffrey Bruce Bruce and Co. 20 North Wacker Drive, Suite 2414 Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-9160

Date of fiscal year end: 06/30

Date of reporting period:  06/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

2011

BRUCE FUND, INC.

ANNUAL

REPORT

Report to Shareholders

June 30, 2011

20 North Wacker Drive  —  Suite 2414  —  Chicago, Illinois 60606  —  (312) 236-9160

Management’s Discussion and Analysis

The Bruce Fund (the “Fund”) shares produced a total return of 26.83% for the year ended June 30, 2011, compared to a total return of 30.68% for the S&P 500 Index for the same period. Stock markets enjoyed a second straight year of strong returns and a further recovery off the 2008-2009 lows. The Fund lagged slightly to the broader stock average. The Government bonds and cash hindered the Fund’s performance while the equity, convertible and corporate bond investments accounted for the majority of the gain in the period. The Fund’s more recent equity investments have been in larger, dividend paying companies.

Our outlook for the economy in the near term is not promising. A slow or no growth environment is probable and our focus in the Fund continues to be cautious. Areas of interest have included convertible preferred stocks and certain convertible bonds as well as the above mentioned dividend paying stocks. We have found few common stocks that present good capital appreciation opportunities in our estimation, as the risks to the capital markets are many.

The bonds as well as the stocks in the portfolio encompass significant investment risks, which should be reviewed in the prospectus.

Shareholders are invited to use the toll-free number (800) 872-7823 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

Investment Results

Returns for the Periods Ended June 30, 2011

	Total	Average Annual
Fund/Index	One Year	5 Year	10 Year
Bruce Fund	26.83%	5.28%	17.36%
S&P 500® Index*	30.68%	2.94%	2.71%
The gross expense ratio as of the most recent prospectus dated October 29, 2010 was 0.89%, which represented the fiscal year ended June 30, 2010.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-872-7823.

* The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on June 30, 2001 and held through June 30, 2011. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bruce Fund, and to obtain performance data current to the most recent month end, please call 1-800-872-7823. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

Fund Holdings (Unaudited)

[1]	As a percent of net assets.
[2]	Ratios round to less than 0.005%.

Investment Objective

The investment objective of the Bruce Fund is long-term capital appreciation.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website www.sec.gov. The Fund’s Form N-Qs are also available by calling the Fund at (800) 872-7823. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (January 1, 2011) and held for the entire period (through June 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	January 1, 2011	June 30, 2011	January 1 – June 30, 2011
Bruce Fund
Actual	$1,000.00	$1,093.15	$4.13
Hypothetical**	$1,000.00	$1,020.85	$3.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

Schedule of Investments

June 30, 2011

No. of Shares		Fair Value

COMMON STOCKS – (40.0%)

	Consumer Discretionary (0.5%)
130,000	ICG Group, Inc.(a)	$1,589,900

	Consumer Staples (2.9%)
640,270	Omega Protein Corp.(a)	8,835,726

	Energy (2.1%)
291,255	Admiral Bay Resources, Inc.(a)	46,809
50,000	ATP Oil & Gas Corp.(a)	765,500
156,919	Double Eagle Petroleum Co.(a)	1,371,472
382,168	SandRidge Energy, Inc.(a)	4,073,911

		6,257,692

	Financials (3.5%)
200,000	Allstate Corp./The	6,106,000
211,502	GAINSCO, Inc.(a)	1,639,140
45,000	RLI Corp.	2,786,400

		10,531,540

	Health Care (6.9%)
124,500	Abbott Laboratories	6,551,190
934,066	Agenus, Inc.(a)	728,571
631,746	Durect Corp.(a)	1,282,444
557,441	EDAP TMS S.A., (ADR)(a)	1,828,406
130,000	Elan Corp., plc, (ADR)(a)	1,478,100
100,000	Merck & Co., Inc.	3,529,000
250,000	Pfizer, Inc.	5,150,000

		20,547,711

	Industrials (15.7%)
1,581,500	Airboss of America Corp. (Canadian)	10,635,113
142,400	AMERCO(a)	13,691,760
1,070,073	Astrotech Corp.(a)	1,112,876
1,402,692	C&D Technologies, Inc.(a)	13,059,063
300,000	Titan International, Inc.	7,278,000
67,987	US Ecology, Inc.	1,162,578

		46,939,390

	Materials (3.6%)
690,671	Flotek Industries, Inc.(a)	5,884,517
280,000	Kinross Gold Corp.	4,424,000
199,270	Solitario Exploration & Royalty Corp.(a)	567,920

		10,876,437

	Utilities (4.8%)
294,849	Calpine Corp.(a)	4,755,914
20,000	Integrys Energy Group, Inc.	1,036,800

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (continued)

June 30, 2011

No. of Shares		Fair Value

COMMON STOCKS – (continued)

	Utilities (continued)
80,000	NextEra Energy, Inc.	$4,596,800
50,000	Pepco Holdings, Inc.	981,500
78,300	Unisource Energy Corp.	2,922,939

		14,293,953

	Total Common Stocks (Cost $97,692,870)	119,872,349

CONVERTIBLE PREFERRED STOCKS – (4.4%)

	Energy (4.2%)
86,000	ATP Oil & Gas Corp., 8.00%(b)	7,911,140
29,200	SandRidge Energy, Inc., 8.50%	4,622,594

		12,533,734

	Utilities (0.2%)
10,000	AES Trust III, 6.75%	495,000

	Total Convertible Preferred Stocks (Cost $10,077,591)	13,028,734

Principal
CORPORATE BONDS – (12.8%)

	Consumer Discretionary (2.9%)
$1,500,000	Land O’Lakes Capital Trust I, 7.450%, 3/15/28(b)	1,436,250
6,200,000	XM Satellite Radio, Inc., 13.000%, 8/1/13(b)	7,300,500

		8,736,750

	Energy (4.5%)
6,000,000	ATP Oil & Gas Corp., 11.875%, 5/1/15	6,120,000
2,000,000	Hercules Offshore LLC, 10.500%, 10/15/17(b)	2,100,000
3,000,000	McMoRan Exploration Co., 11.875%, 11/15/14	3,255,000
2,000,000	Whiting Petroleum Corp., 7.000%, 2/1/14	2,160,000

		13,635,000

	Financials (1.8%)
6,000,000	Security Benefit Life Insurance Co., 7.450%, 10/1/33(b)	5,248,020

	Utilities (3.6%)
4,000,000	Constellation Energy Group, Inc., 7.600%, 4/1/32	4,703,252
5,000,000	Mirant Americas Genr., Inc., 9.125%, 5/1/31	5,050,000
1,000,000	ONEOK, Inc., 6.000%, 6/15/35	994,424

		10,747,676

	Total Corporate Bonds (Cost $27,882,851)	38,367,446

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (continued)

June 30, 2011

Principal		Fair Value

CONVERTIBLE CORPORATE BONDS – (13.7%)

	Consumer Discretionary (1.2%)
$2,700,000	Midway Games, Inc., 6.000%, 9/30/25(a)(c)(d)(e)	$67,500
2,500,000	XM Satellite Radio, Inc., 7.000%, 12/1/14(b)	3,687,500

		3,755,000

	Energy (0.9%)
3,000,000	BPZ Resources, Inc., 6.500%, 3/1/15	2,685,000

	Health Care (10.0%)
1,000,000	Cell Genesys, Inc., 3.125%, 11/1/11(c)(e)	850,000
1,705,000	Cell Genesys, Inc., 3.125%, 5/1/13(c)(e)	1,410,887
5,250,000	Cell Therapeutics, Inc., 5.750%, 12/15/11(b)(e)	4,830,000
14,887,000	deCODE Genetics, Inc., 3.500%, 4/15/11(a)(c)(d)	93,044
2,000,000	EDAP TMS S.A., 9.000%, 10/30/12(c)(e)(f)	1,800,000
1,000,000	Human Genome Sciences, Inc., 2.250%, 10/15/11	1,580,000
500,000	InterMune, Inc., 5.000%, 3/1/15	1,033,125
3,000,000	Isis Pharmaceuticals, Inc., 2.625%, 2/15/27(b)	2,951,250
4,060,000	Isis Pharmaceuticals, Inc., 2.625%, 2/15/27	3,994,025
9,675,000	MannKind Corp., 3.750%, 12/15/13	5,551,031
4,000,000	MannKind Corp., 5.750%, 8/15/15(b)	3,230,000
1,762,892	Oscient Pharmaceuticals Corp., 12.500%, 1/15/11(a)(c)(d)(e)	88,145
2,000,000	Viropharma, Inc., 2.000%, 3/15/17	2,420,000

		29,831,507

	Industrials (0.9%)
1,000,000	Titan International, Inc., 5.625%, 1/15/17(b)	2,565,000

	Utilities (0.7%)
2,000,000	Unisource Energy Corp., 4.500%, 3/1/35	2,162,500

	Total Convertible Corporate Bonds (Cost $53,076,829)	40,999,007

U.S. GOVERNMENT BONDS – (11.5%)
30,000,000	U.S. Treasury “Strips,” 0.00%, 8/15/28	14,334,780
30,000,000	U.S. Treasury “Strips,” 0.00%, 8/15/29	13,589,160
20,000,000	U.S. Treasury “Strips,” 0.00%, 2/15/36	6,489,360

	Total U.S. Government Bonds (Cost $31,857,411)	34,413,300

U.S. MUNICIPAL BONDS – (0.0%)
1,000,000	Indianapolis Airport Authority, 6.500%, 11/15/31(a)(c)(d)	10,000

	Total U.S. Municipal Bonds (Cost $166,972)	10,000

No. of Shares
WARRANTS – (0.0%)
168,000	EDAP, Inc., expires 10/30/2013(a)(c)(e)	126,000

	Total Warrants (Cost $0)	126,000

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (continued)

June 30, 2011

No. of Shares		Fair Value

RIGHTS – (0.0%)
200,000	Calpine Corp. Escrow Retirement Rights(a)(c)(d)(e)(g)	$20,000

	Total Rights (Cost $0)	20,000

MONEY MARKET – (16.8%)
50,360,612	Fidelity Institutional Money Market Treasury Only – Class I, 0.010%(h)	50,360,612

	Total Money Market (Cost $50,360,612)	50,360,612

	Total Investments (Cost $271,115,136) (99.2%)	$297,197,448

	Other assets in excess of liabilities (0.8%)	2,489,287

	NET ASSETS (100.0%)	$299,686,735

(a)	Non-cash income producing security.
(b)	Private Placement and restricted security under Rule 144A of the Securities Act of 1933.
(c)	Illiquid Security.
(d)	In default.
(e)	This security is currently valued according to the fair value procedures approved by the Board of Directors.
(f)	Private placement restricted security.
(g)	This security has no expiration date, it will convert to common stock at a future date.
(h)	Rate disclosed is the seven day yield as of June 30, 2011.
ADR	– American Depositary Receipt.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

June 30, 2011

Assets:
Investments in securities, at market value (cost $271,115,136)	$297,197,448
Dividends receivable	283,150
Interest receivable	1,276,045
Receivable for investments sold	362,211
Receivable for Fund shares sold	829,649
Prepaid expenses and other assets	19,153
Total Assets	299,967,656
Liabilities:
Payable for Fund shares redeemed	6,025
Accrued advisory fees	135,610
Other accrued expenses	139,286
Total Liabilities	280,921
Net Assets	$299,686,735
Net Assets consist of:
Capital stock (745,438 shares of $1 par value capital stock issued and outstanding)	$745,438
Paid in capital	279,081,943
Accumulated undistributed net investment income	6,371,304
Accumulated net realized loss on investments	(12,594,262)
Net unrealized appreciation on investments	26,082,312
Net Assets	$299,686,735
Shares Outstanding: 2,000,000 shares authorized	745,438
Net asset value, offering and redemption price per share	$402.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year Ended June 30, 2011

Investment Income
Interest income	$10,154,310
Dividend income (Less foreign withholding taxes of $34,630)	2,560,522
Total investment income	12,714,832
Expenses:
Investment advisor fee	1,480,116
Transfer agent expense	226,903
Administration expense	185,035
Fund accounting expense	70,344
Report printing expense	59,664
Audit expense	40,233
Registration expense	28,034
Custodian expense	31,478
Postage expense	16,534
Trustee expense	3,000
Insurance expense	1,305
Other expense	20
Total expenses	2,142,666
Net Investment Income	10,572,166
Realized & Unrealized Gain
Net realized gain on investment securities	16,705,732
Change in unrealized appreciation on investment securities	32,798,065
Net realized and unrealized gain on investment securities	49,503,797
Net increase in net assets resulting from operations	$60,075,963

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets

	Year Ended June 30, 2011	Year Ended June 30, 2010
Operations
Net investment income	$10,572,166	$9,424,866
Net realized gain (loss) on investment securities	16,705,732	(21,665,197)
Change in unrealized appreciation on investment securities	32,798,065	50,053,076
Net increase in net assets resulting from operations	60,075,963	37,812,745
Distributions
From net investment income	(10,716,379)	(7,993,838)
Total distributions	(10,716,379)	(7,993,838)
Capital Transactions
Proceeds from shares sold	40,315,589	20,461,264
Reinvestments of distributions	9,935,907	7,403,222
Amount paid for shares redeemed	(20,491,411)	(22,827,586)
Net increase in net assets resulting from capital transactions	29,760,085	5,036,900
Total Increase in Net assets	79,119,669	34,855,807
Net Assets
Beginning of year	220,567,066	185,711,259
End of year	$299,686,735	$220,567,066
Accumulated undistributed net investment income included in net assets at end of period	$6,371,304	$6,476,855
Share Transactions
Shares sold	106,973	63,950
Shares issued in reinvestment of distributions	27,390	24,067
Shares redeemed	(55,644)	(71,335)
Net increases in shares outstanding resulting from share transactions	78,719	16,682

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below

	Fiscal Year Ended June 30,
	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of the year	$330.82	$285.69	$342.22	$424.14	$408.85

Income from investment operations:

Net investment income	14.62	14.28	14.44	18.48	12.86

Net realized and unrealized gain (loss)	72.43	43.18	(55.37)	(73.12)	25.57

Total from investment operations	87.05	57.46	(40.93)	(54.64)	38.43

Less Distributions to Shareholders:

From net investment income	(15.84)	(12.33)	(11.52)	(21.45)	(10.17)

From net realized gain	–	–	(4.08)	(5.83)	(12.97)

Total distributions	(15.84)	(12.33)	(15.60)	(27.28)	(23.14)

Net asset value, end of the year	$402.03	$330.82	$285.69	$342.22	$424.14

Total Return[1]	26.83%	20.44%	-11.20%	-13.04%	9.66%

Ratios and Supplemental Data
Net assets, end of the year ($ millions)	$299.69	$220.57	$185.71	$234.12	$380.88

Ratio of expenses to average net assets	0.82%	0.88%	0.93%	0.82%	0.78%

Ratio of net investment income to average net assets	4.07%	4.48%	5.29%	4.22%	3.72%

Portfolio turnover rate	20.64%	11.41%	15.61%	20.80%	14.69%

[1]	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

June 30, 2011

NOTE A – ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The name of the Fund was changed to Bruce Fund, Inc., in October 1983. The Fund is an open end diversified management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce and Co., Inc. (the “Adviser”).

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note C.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax years 2007 through 2010.

Security Transactions and Related Income – Investment transactions are accounted for no later than the first calculation of the Net Asset Value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to

Notes to Financial Statements (continued)

June 30, 2011

distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

New Accounting Pronouncements – On January 21, 2010, the Financial Accounting Standard Board (“FASB”) issued changes to the authoritative guidance under the accounting principles generally accepted in the United States of America (“GAAP”) for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose (a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, (b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and (c) purchases, sales, issuances and settlements in the Level 3 roll forward must be shown on a gross basis rather than as one net number. The effective date of the amendment was for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund early adopted all of the provisions of the guidance and the adoption did not have a material impact on its financial statements.

Subsequent Events – In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued and determined there were no material subsequent events, except as otherwise noted in these notes.

NOTE C – SUMMARY OF SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the trust would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market

Notes to Financial Statements (continued)

June 30, 2011

participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts (ADR’s), warrants, and rights, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including convertible preferred stocks, preferred stocks, U.S. government securities, municipal bonds, corporate bonds, and corporate convertible bonds, are valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the

Notes to Financial Statements (continued)

June 30, 2011

securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The following is a summary of the inputs used to value the Fund’s assets as of June 30, 2011:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$119,872,349	$-	$–	$119,872,349
Convertible Preferred Stocks	–	13,028,734	–	13,028,734
Corporate Bonds	–	38,367,446	–	38,367,446
Corporate Convertible Bonds	–	33,363,362	7,635,645	40,999,007
U.S. Government Bonds	–	34,413,300	–	34,413,300
U.S. Municipal Bonds	–	10,000	–	10,000
Warrants	–	–	126,000	126,000
Rights	–	–	20,000	20,000
Money Market	50,360,612	–	–	50,360,612
Total	$170,232,961	$119,182,842	$7,781,645	$297,197,448
*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any securities during the reporting period which transferred between Level 1 and 2.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

•	Last sales price

•	Price given by pricing service

•	Last quoted bid & asked price

•	Third party bid & asked price

•	Indicated opening range

Notes to Financial Statements (continued)

June 30, 2011

	Balance as of June 30, 2010	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfer in Level 3(a)	Transfer out of Level 3(b)	Balance as of June 30, 2011
Convertible Corporate Bonds	$13,983,385	$(5,318,857)	$262,333	$8,062,924	$6,032,847	$(14,050,530)	$167,475	$(1,503,932)	$7,635,645
Warrants	83,640	7,690	–	63,000	–	(28,330)	–	–	126,000
Rights	20,000	–	–	–	–	–	–	–	20,000
Total	$14,087,025	$(5,311,167)	$262,333	$8,125,924	$6,032,847	$(14,078,860)	$1,967,475	$(3,303,932)	$7,781,645
*	The amount of transfers in and/or out are reflected at the securities’ fair value on the date of the transfer.
(a)

Transfers in relate primary to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board, and are categorized as Level 3 inputs as of June 30, 2011.

(b)

Transfers out relate primary to securities for which observable inputs became available during the period, and as of June 30, 2011, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2011.

The total change in unrealized appreciation included in the Statement of Changes in Net Assets attributable to Level 3 investments still held at June 30, 2011 was $1,394,151.

Total Change in Unrealized Appreciation
Convertible Corporate Bonds	$1,331,151
Warrants	63,000
Rights	–
Total	$1,394,151

NOTE D – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2011, purchases and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	Purchases	Sales
U.S. Government Obligations	$–	$–
Other	48,546,856	66,547,342

NOTE E – RELATED PARTIES

Bruce and Co., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.50%	over $100,000,000.

At June 30, 2011, Robert B. Bruce was the beneficial owner of 16,358 Fund shares, R. Jeffrey Bruce was the beneficial owner of 5,970 Fund shares, Robert DeBartolo was the beneficial owner of 232

Notes to Financial Statements (continued)

June 30, 2011

Fund shares, and W. Martin Johnson was the beneficial owner of 4 Fund shares. Robert B. Bruce, Robert DeBartolo, and W. Martin Johnson are directors of the Fund; both Robert B. Bruce and R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the Adviser.

NOTE F – DISTRIBUTION TO SHAREHOLDERS

On December 21, 2010, the Fund paid a dividend from net investment income of $15.8429 per share or $10,716,379 for shareholders of record on December 20, 2010.

NOTE G – FEDERAL INCOME TAXES

At June 30, 2011, the breakdown of net unrealized appreciation and tax cost of investments for federal income tax purpose is as follows:

Gross Unrealized Appreciation	$61,341,058
Gross Unrealized (Depreciation)	(35,430,733)
Net Unrealized Appreciation on Investments*	$25,910,325
Tax Cost	$271,287,123

At June 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$6,371,304
Capital Loses Carryforward	(12,422,275)
Unrealized Appreciation*	25,910,325
$19,859,354
*	At June 30, 2011, the difference between book basis and tax basis unrealized appreciation is attributable to the deferral of post-October losses in the amount of $171,987.

At June 30, 2011, the Fund has available for federal tax purposes an unused capital loss carryforward of $12,422,275 which is available for offset against future taxable net capital gains. This loss carryforward expires on June 30, 2017 through June 30, 2019 as shown in the table below. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset will not be distributed to shareholders.

Amount	Expires June 30,
$1,832,182	2017
8,005,795	2018
2,584,298	2019

The tax character of distributions paid during fiscal years 2011 and 2010 was as follows:

	2011	2010
Distributions paid from:
Ordinary Income	$10,716,379	$7,993,838
Short-Term Capital Gain	–	–
Long-Term Capital Gain	–	–
	$10,716,379	$7,993,838

Notes to Financial Statements (continued)

June 30, 2011

The form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in the calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates 24.90% of the dividends paid as qualified dividend income eligible for the reduced rate of 15% pursuant to the Internal Revenue Code.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 24.90% qualifies for the corporate dividends received deduction.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending June 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending June 30, 2012.

NOTE H – RESTRICTED SECURITIES

The Fund has acquired several securities, the sale of which is restricted, through private placement. At June 30, 2011, the aggregate market value of such securities listed below amounted to $43,059,660 or 14% of the Fund’s net assets. 85% of the restricted securities are valued using quoted market prices, while the other 15% are valued according to fair value procedures approved by the Board of Directors. It is possible that the estimated value may differ significantly from the

Notes to Financial Statements (concluded)

June 30, 2011

amount that might ultimately be realized in the near term, and the difference could be material. The chart below shows the restricted securities held by the Fund as of June 30, 2011.

Issuer Description	Acquisition Date		Share Amount/Principal Amount	Cost	Value
Convertible Preferred Stock
ATP Oil & Gas Corp., 8.00%	(a	)	86,000	$7,020,280	$7,911,140

Corporate Bonds
Land O’ Lakes Capital Trust I, 7.450%, 3/15/2028	1/23/09		$1,500,000	980,390	1,436,250
XM Satellite Radio, Inc., 13.000%, 8/1/2013	(b	)	6,200,000	3,127,544	7,300,500
Hercules Offshore LLC 10.50%, 10/15/2017	10/29/10		2,000,000	1,608,021	2,100,000
Security Benefit Life Insurance Co., 7.450%, 10/1/33	(c	)	6,000,000	5,460,646	5,248,020

Corporate Convertible Bonds
XM Satellite Radio, Inc., 7.00%, 12/1/2014	(d	)	2,500,000	2,871,084	3,687,500
Cell Therapeutics, Inc., 5.75%, 12/15/2011	(e	)	5,250,000	5,169,564	4,830,000
EDAP TMS S.A., 9.00%, 10/30/12	10/30/07		2,000,000	2,000,000	1,800,000
Isis Pharmaceuticals, Inc., 2.625%, 2/15/2027	(f	)	3,000,000	2,785,981	2,951,250
MannKind Corp., 5.750%, 8/15/2015	(g	)	4,000,000	4,134,725	3,230,000
Titan International, Inc., 5.625%, 1/15/2017	2/5/10		1,000,000	991,409	2,565,000

(a)	Purchased on various dates beginning on 11/24/09.
(b)	Purchased on various dates beginning on 1/28/09.
(c)	Purchased on various dates beginning on 4/21/11.
(d)	Purchased on various dates beginning on 10/22/10.
(e)	Purchased on various dates beginning on 08/18/05.
(f)	Purchased on various dates beginning on 2/28/07.
(g)	Purchased on various dates beginning on 10/20/10.

Audit Opinion

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Bruce Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Bruce Fund, Inc. (the “Fund”) (a Maryland corporation), including the schedule of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the securities owned as of June 30, 2011, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bruce Fund, Inc. as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

August 29, 2011

Directors and Officers

The Fund is managed by its officers and directors. It has no advisory board, and no standing committees of the board of directors. Directors serve until the successor of each shall have been duly elected and shall have qualified. Independent Directors constitute a majority of the board.

The following table provides information regarding the Independent Directors:

Name, Address*, (Age)	Position with Fund**, Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships

Ward M. Johnson (74)	Independent Director, December 1985 to present	2002 to present – Real Estate Sales, Landings Co.

Robert DeBartolo (51)	Independent Director, March 2007 to present	2009 to present – Senior Director, Goble and Associates 2008 to 2009 – Vice President, Client Engagements, Cadient Group 2000 to 2008 – Managing Director, Executive Vice President, Corbett Accel Healthcare Group, Omnicom

*	The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.
**	The Fund consists of one series. The Fund is not part of a Fund Complex.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

Name, Address*, (Age)	Position with Fund,** Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships

Robert B. Bruce*** (79)	Chairman, Director, President, and Treasurer, 1983 to present; Chief Compliance Officer, 2004 to present	1974 to present – principal, Bruce and Co. (investment adviser); 1982 to present – Chairman of Board of Directors, Treasurer, Professional Life & Casualty Company (life insurance issuer), previously Assistant Treasurer.

R. Jeffrey Bruce*** (51)	Vice President and Secretary, 1983 to present	1983 to present – analyst/manager, Bruce and Co. (investment adviser); 1993 to present – Director, Professional Life & Casualty Company (life insurance issuer)

*	The address for each of the directors and officers is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.
**	The Fund consists of one series. The Fund is not part of a Fund Complex.
***	Mr. Robert Bruce and Mr. Jeffrey Bruce are “interested” persons because they are officers, directors, and owners of the Adviser. Robert Bruce is the father of Jeffrey Bruce.

The Fund’s Statement of Additional Information (“SAI”) includes information about the directors and is available, without charge, upon request. You may call toll-free (800) 872-7823 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 872-7823 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

BRUCE FUND

OFFICERS AND DIRECTORS

Robert B. Bruce

President and Treasurer

R. Jeffrey Bruce

Vice President and Secretary

Robert DeBartolo

Director

W. Martin Johnson

Director

Investment Adviser

Bruce and Co., Inc.

Chicago, Illinois

Custodian

Huntington National Bank

Columbus, Ohio

Administrator, Transfer Agent and Fund Accountant

Huntington Asset Services, Inc.

Indianapolis, Indiana

Distributor

Unified Financial Securities, Inc.

Indianapolis, Indiana

Counsel

Thomas P. Ward

Lake Forest, Illinois

Independent Registered Public Accounting Firm

Grant Thornton LLP

Chicago, Illinois

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit financial expert. The directors determined that, although none of its members meet the technical definition of an audit expert, the group has sufficient financial expertise to adequately perform its duties.

(a)	Audit Fees

Bruce Fund

FY 2011	$31,040
FY 2010	$29,458

(b)	Audit-Related Fees

Bruce Fund	Registrant	Adviser
FY 2011	$0	$0
FY 2010	$0	$0
Nature of the fees:

(c)	Tax Fees

Bruce Fund
FY 2011	$3,150
FY 2010	$5,250
Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Bruce Fund	Registrant	Adviser
FY 2011	$0	$0
FY 2010	$0	$0
Nature of the fees:

(e)	(1) Board Audit Policies

The Board of Directors are responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Billed Pursuant to Waiver of Pre-Approved Requirement

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2011	$0	$0
FY 2010	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Companies. Not applicable.

Item 6.	Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR, disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics is filed herewith.

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bruce Fund, Inc.

By	/s/ Robert B. Bruce
Robert B. Bruce, President

Date 9/6/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert B. Bruce
Robert B. Bruce, President

Date 9/6/11

By	/s/ R. Jeffrey Bruce
R. Jeffrey Bruce, Principal Accounting Officer

Date 9/6/11